UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2011

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

20245 SW 95th Avenue Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 692-8001

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Bioject under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 29, 2011, Bioject Medical Technologies Inc. (“Bioject”) entered into an investment agreement (the “Investment Agreement”) with Dutchess Opportunity Fund, II, LP, a Delaware limited partnership (“Dutchess”), for the sale of up to $5.0 million of shares of Bioject’s common stock over a three-year commitment period. Under the terms of the Investment Agreement, Bioject may, from time to time, in its discretion, sell newly-issued shares of its common stock to Dutchess at 95% of the lowest volume weighted average price of the stock on the five trading days that comprise the defined pricing period.

The amount of each advance under the Investment Agreement is generally limited to $100,000, or 200% of the average daily volume traded in the United States of Bioject’s common stock for the three consecutive trading days prior to the date Bioject requests the advance, multiplied by the average of the three daily closing prices immediately preceding the date of the advance notice. Bioject is not obligated to use any of the $5.0 million available under the Investment Agreement and there are no minimum commitments or minimum use penalties.

Also on August 29, 2011, Bioject and Dutchess entered into a Registration Rights Agreement (the Registration Rights Agreement), pursuant to which Bioject agreed to register the resale by Dutchess of the shares of common stock issued under the Investment Agreement. In accordance with the terms of the Registration Rights Agreement, Bioject must file a Registration Statement on Form S-1 with the Securities and Exchange Commission within 60 days of August 29, 2011.

Copies of the Investment Agreement and Registration Rights Agreement are attached as exhibits to this Form 8-K and are incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 is incorporated by reference in its entirety in response to this Item 3.02. Bioject is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Rule 506 thereunder, among other exemptions, on the basis that Dutchess is an accredited investor.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

10.1	Investment Agreement between Bioject Medical Technologies Inc. and Dutchess Opportunity Fund, II, LP

10.2	Registration Rights Agreement between Bioject Medical Technologies Inc. and Dutchess Opportunity Fund, II, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bioject has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2011	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)

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